JURISDICITION OF
SUBSIDIARY NAME                                                 INCORPORATION

Accounting Principals, Ltd.                                      PA
Actium Corp.                                                     DE
Additional Technical Support of Massachusetts, Inc.              MA
    (d/b/a ENTEGEE)
Amicus Staffing, Inc.                                            TN
    (d/b/a Special Counsel)
AMPL Incorporated                                                CA
    (d/b/a Parker & Lynch)
Avalon Systems Development Limited                               United Kingdom
Axcent Consultancy Ltd.                                          United Kingdom
Badenoch and Clark, Inc.                                         NY
Badenoch and Clark Limited                                       United Kingdom
Beeline.com, Inc.                                                FL
Berger IT Co.                                                    DE
   (d/b/a modis Solutions, Idea Integration)
Brahma Software Solutions, Inc.                                  IL
   (d/b/a Idea Integration)
Brahma Technolutions, Inc.                                       IL
   (d/b/a Idea Integration)
Catapult Technology, Inc.                                        IL
  (d/b/a  Idea Integration)
Data Management Consultants, Inc.                                MO
   (d/b/a modis)
Diversified Search, Inc.                                         PA
ENTEGEE, Inc.                                                    MA
Hunterskil Howard BV                                             Holland
Hunterskil Howard BVBA                                           Belgium
Hunterskil Howard Deutschland GMbH                               Germany
Hunterskil Howard France SARL                                    France
Hunterskil Howard Nederland, BV                                  Holland
Hunterskil Howard Projects Ltd.                                  United Kingdom
Idea Integration Corp.                                           DE
Idea Integration Corp. (TX)                                      TX
  (d/b/a Modis)
Idea Integration Ltd.                                            United Kingdom
Idea Integration of Georgia, Inc.                                FL
Idea Integration of Georgia, LP                                  GA
Idea Integration of Pennsylvania, Inc.                           FL
Idea Integration of Pennsylvania, LP                             PA
Idea Integration Operations Corp.                                FL
Idea.com, Inc.                                                   FL
Integral Results, Inc.                                           CA
     (d/b/a Idea Integration)
IT Link, Ltd.                                                    United Kingdom
Management Principals, Inc.                                      GA
Lion Recruitment, Ltd.                                           United Kingdom
LIT, Inc.                                                        NY
   (d/b/a Special Counsel)
Manchester, Inc.                                                 PA
Medi-Force, Inc.                                                 NY
Modis, Inc.                                                      FL
Modis Europe, Ltd.                                               United Kingdom
MPS Asset Management Corp.                                       FL
Modis of Georgia, Inc.                                           FL
Modis of Georgia, LP                                             GA
   (d/b/a  Modis Solutions, Idea Integration)
Modis/Computer Action, Inc.                                      FL
Modis GP, Inc.                                                   FL
MPS IP Services Corp.                                            FL
Modis LP-2, Inc.                                                 FL
Modis of Pennsylvania, Inc.                                      FL
Modis of Pennsylvania, Ltd.                                      PA
      (d/b/a Modis Solutions, Idea Integration)
Modis, Ltd.                                                      United Kingdom
Modis International Co.                                          Canada
Modis International, Plc.                                        United Kingdom
Modis Operations of Nevada, Inc.                                 NV
Modis Support Services of Nevada, Inc.                           NV
Open Management Software, Inc.                                   CA
   (d/b/a Idea Integration)
Package Solution People Ltd.                                     United Kingdom
Prolianz Corp.                                                   FL
Red Eye Digital Media, Inc.                                      CA
  (d/b/a Idea Integration)
Resource Control & Management, Ltd.                              United Kingdom
Scientific Staffing, Inc.                                        PA
Software Knowledge Systems Limited                               United Kingdom
Special Counsel, Inc.                                            MD
System Pros of Massachusetts, Inc.                               MA
T1 Design, LLC                                                   TX
   (d/b/a Idea Integration)
Universal Integrated Solutions Ltd.                              United Kingdom
UTEK, Inc.                                                       IL
   (d/b/a Modis Solutions, Idea Integration)
Zeal, Inc.                                                       IL
   (d/b/a Idea Integration)